UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 22, 2017

Commission File Number: 001-36568

HEALTHEQUITY, INC.

Delaware	7389	52-2383166
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

15 West Scenic Pointe Drive
Suite 100
Draper, Utah 84020
(801) 727-1000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2017, HealthEquity, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). In connection with the Annual Meeting, Michael O. Leavitt and Manu Rana tendered resignations from the Company’s Board of Directors (the “Board”) effective June 22, 2017. Mr. Leavitt and Mr. Rana were not included on the Company’s slate of nominees for election to the Board as part of the Company’s refreshment of its Board composition. Neither Mr. Leavitt nor Mr. Rana had any disagreements with the Company relative to his respective resignation.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of the close of business on April 24, 2017, the record date for the Annual Meeting, 59,904,123 shares of common stock of the Company were issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 9, 2017. Stockholders approved each of the proposals presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders

1.	Proposal 1. The election of eight directors to serve on the Board until the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

	FOR	WITHHOLD AUTHORITY	BROKER NON-VOTE
Robert W. Selander	50,778,201	543,210	6,686,991
Jon Kessler	50,799,091	522,320	6,686,991
Stephen D. Neeleman, M.D.	50,800,671	520,740	6,686,991
Frank A. Corvino	50,848,799	472,612	6,686,991
Adrian T. Dillon	50,957,393	364,018	6,686,991
Evelyn Dilsaver	50,852,205	469,206	6,686,991
Frank T. Medici	41,387,154	9,934,257	6,686,991
Ian Sacks	41,395,621	9,925,790	6,686,991

2.	Proposal 2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2018.

For	Against	Abstain
57,582,999	232,396	193,007

3.	Proposal 3. The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	BROKER NON-VOTE
40,505,284	10,642,017	174,110	6,686,991

4.	Proposal 4. The approval, on a non-binding, advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	BROKER NON-VOTE
46,213,445	419,617	4,506,830	181,519	6,686,991

The Board has determined, taking into account, among other things, the above-referenced stockholder vote, to include, on a non-binding, advisory basis, a stockholder vote on the compensation paid to the Company’s named executive officers in its proxy materials every year until the next required vote on the frequency of stockholder votes on the compensation of its named executive officers or such other time that the Board determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEQUITY, INC.
Date: June 28, 2017	By:	/s/ Darcy Mott
	Name:	Darcy Mott
	Title:	Executive Vice President and Chief Financial Officer